                                                                    Exhibit 99.1

                            CERTIFICATION PURSUANT TO
                           18 U.S.C. SECTION 1350, AS
                         ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Annual Report on Form 10-K of AmericanWest Bancorporation (the "Company") for the period ending December 31, 2002 as filed on the date hereof (the "Report"), I, Wesley E. Colley, President and Chief Executive Officer, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

         1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

         Dated:  March 26, 2003.

                                         /s/ Wesley E. Colley
                                         ---------------------------------------
                                         Wesley E. Colley
                                         President and Chief Executive Officer

         In connection with the Annual Report on Form 10-K of AmericanWest Bancorporation (the "Company") for the period ending December 31, 2002 as filed on the date hereof (the "Report"), I, C. Tim Cassels, Vice President and Chief Financial Officer, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

         1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

         Dated:  March 26, 2003.

                                         /s/ C. Tim Cassels
                                         ---------------------------------------
                                         C. Tim Cassels
                                         Vice President and Chief Financial
                                         Officer